SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|


Check the appropriate box:

|_|   Preliminary proxy statement.
|_|   Definitive proxy statement.
|X|   Definitive additional materials.
|_|   Soliciting material under Rule 14a-12.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                           TRI-CONTINENTAL CORPORATION
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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      to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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|_|   Fee paid previously with preliminary materials.

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      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)   Date Filed:

      The table below lists some of the registered management investment companies that are closed-end funds that have one-third or lower quorum requirements for stockholder meetings.

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               Name of Closed-End Fund                                       Source
--------------------------------------------------------------------------------------------------
Pioneer High Income Trust                                          Proxy Statement
Pioneer Municipal High Income Trust
Pioneer Municipal High Income Advantage Trust

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Taiwan Greater China Fund                                          Amended and Restated Bylaws

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SunAmerica Focused Alpha Large-Cap Fund, Inc.                      Proxy Statement

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The Asia Pacific Fund, Inc.                                        Form N-2
                                                                   Amendment No. 21

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The Central Europe and Russia Fund, Inc.                           Amended and Restated Bylaws

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Energy Income and Growth Fund                                      Joint Proxy Statement
First Trust Value Line(R) 100 Fund
First Trust /Fiduciary Asset Management Covered Call Fund
First Trust /Aberdeen Global Opportunity Income Fund
First Trust /FIDAC Mortgage Income Fund
First Trust Strategic High Income Fund

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The S&P 500(R)Protected Equity Fund, Inc.                          Merrill Lynch Funds
Muni Intermediate Duration Fund, Inc.                              Joint Proxy Statement
Muni New York Intermediate Duration Fund, Inc.
Debt Strategies Fund, Inc.
Diversified Income Strategies Portfolio, Inc.
Floating Rate Income Strategies Fund, Inc.
Floating Rate Income Strategies Fund II, Inc.
MuniHoldings Fund, Inc.
MuniHoldings Fund II, Inc.
MuniHoldings Insured Fund, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
MuniHoldings New York Insured Fund, Inc.
Corporate High Yield Fund III, Inc.
Corporate High Yield Fund V, Inc.
Corporate High Yield Fund VI, Inc.
MuniHoldings Insured Fund II, Inc.
Capital And Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.
Preferred and Corporate Income Strategies Fund, Inc.
Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.
Enhanced Government Fund, Inc.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
               Name of Closed-End Fund                                       Source
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
The European Equity Fund, Inc.                                     Amended and Restated Bylaws
--------------------------------------------------------------------------------------------------

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Federated Premier Intermediate Municipal Income Fund               Proxy Statement
--------------------------------------------------------------------------------------------------

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Federated Premier Municipal Income Fund                            Proxy Statement
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Foxby Corp.                                                        Proxy Statement
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Intermediate Muni Fund, Inc.                                       Proxy Statement
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The New Germany Fund, Inc.                                         Amended and Restated Bylaws
--------------------------------------------------------------------------------------------------

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Putnam Premier Income Trust                                        Proxy Statement
--------------------------------------------------------------------------------------------------

                              Closed-End Investment
                                    Companies
                           12th Annual Discount Review

                                       TY

                 Prepared by J. & W. Seligman & Co. Incorporated

                                   March 2006

--------------------------------------------------------------------------------

IDC
INDEPENDENT DIRECTORS COUNCIL(TM)

The voice of mutual fund directors at the Investment Company Institute

--------------------------------------------------------------------------------

Director Oversight of
Multiple Funds

Independent Directors Council
Task Force Report
May 2005

--------------------------------------------------------------------------------

[LOGO] INVESTMENT
       COMPANY
       INSTITUTE(R)

1401 H Street, NW
Suite 1200
Washington, DC 20005

Communications from the Institute or the Independent Directors Council do not constitute, and should not be considered a substitute for, legal advice.

Copyright (C) 2005 by the Investment Company Institute. All rights reserved. No part of this publication may be reproduced, stored in a retrieval system, or transmitted in any form by any means, electronic, mechanical, photocopying, recording, or otherwise without the express written permission of ICI.

                                Table of Contents

Executive Summary

I.     Introduction ........................................................   1

II.    Prevalent Fund and Board Structures .................................   1

III.   Efficiencies of Board Oversight of Multiple Funds ...................   3

       A.   Common Regulatory Structure ....................................   3

       B.   Common Personnel and Service Providers .........................   4

       C.   Complex-Wide Oversight Mechanisms ..............................   5

       D.   Enhanced Board Influence .......................................   6

IV.    Strategies to Facilitate Oversight of Multiple Funds ................   6

       A.   Organization and Composition of the Board ......................   7

       B.   Frequency of Meetings ..........................................   7

       C.   Good Governance Practices ......................................   7

       D.   Use of Committees ..............................................   8

       E.   Professional Assistance for the Board ..........................   8

       F.   Transferring Information Outside of Meetings ...................   8

V.     Impact of Limiting the Number of Funds Overseen be Fund Directors ...   9

       A.   Further Inefficiencies and Increased Costs .....................  10

       B.   Other Possible Negative Consequences ...........................  10

VI.    Conclusion ..........................................................  11

APPENDEX A ................................................................. A-1

                                EXECUTIVE SUMMARY

o The unitary or cluster board structure, in which directors oversee all or many of the funds in a complex, is prevalent in the industry and is consistent with good governance.

o Neither Congress nor the Securities and Exchange Commission have found that imposing an arbitrary limit on the number of funds a director may oversee would be in the best interests of shareholders. Rather, the SEC has required that boards evaluate their performance in this regard as part of an annual self-assessment.

o Mutual funds within a fund family share the same investment adviser and other key service providers and, as a result, significant efficiencies are realized when a single or limited number of boards oversees all of the funds.

o Independent directors control who serves as an independent director and the amount of compensation for each director. Control of these processes by independent directors is a critical factor in assuring director independence.

o Oversight of significant assets enhances a board's knowledge and expertise and its ability to influence fund management and key service providers and, as a result, enhances the board's effectiveness in serving the interests of shareholders.

o The tasks of a fund director involve a common regulatory structure, common personnel and service providers and oversight mechanisms that are complex-wide. These tasks contrast significantly with the role of a corporate director that, in many cases, involves oversight of multiple product lines, several business units, numerous business plans and management teams, and diverse regulatory structures and compliance issues.

o Mutual fund boards have developed a number of techniques and strategies that address the challenges inherent in the oversight of multiple funds and that enable directors to meet their responsibilities to shareholders.

o Limiting the number of funds a director may oversee is not only inefficient, it would result in significant additional management, service provider and director costs to shareholders.

o Board annual assessments provide an opportunity for boards to periodically evaluate their ability to continue to provide appropriate oversight to the number of funds for which they are responsible. A board can take into account a number of relevant factors, including the types of funds involved, the support the board receives and the strategies the board uses to manage its workload.